                                                                   EXHIBIT 10.28

ADDENDUM NO. 2
TO
AGREEMENT FOR REMOTE COMPUTING SERVICES


BETWEEN Pan American Bank, F.S.B. ("Client") and Fiserv Fresno, Inc. ("FISERV").

1.0  PURPOSE:

Fiserv and Client wish to amend the Agreement for Remote Computing Services which has an Effective Date of April 1, 1995, ("Agreement"). Notwithstanding anything in the Agreement to the contrary, in the event of a conflict between the terms of the Agreement and the provisions of this Addendum, the provisions of this Addendum shall take precedence.

2.0  EXTENSION OF TERM:

The stated term of the Agreement shall be extended three (3) years with an effective date of April 1, 1996 and an expiration date of March 31, 1999.

3.0  PRICING:

Pricing reflected in the revised Attachment 2, Schedule A includes a "core systems" discount of twenty two percent (22%) and additional miscellaneous discounts as defined in Attachment 2, Schedule A on page 3.

Line of Credit, Revolving Line of Credit and Equity Line of Credit shall be billed at $1.15 per loan with a minimum monthly charge of $50.00 effective September 1, 1996.

Fiserv shall waive 50% of the implementation fee for the Integral Financial Systems.

Fiserv shall waive 50% of the implementation fee for the ACH Origination System.

Fiserv shall offer a 10% discount towards the OKRA Total Marketer Product.

TELECOMMUNICATION NON - BISYNC LINES cost on page 3 of Attachment 2, Schedule A reflects an increase. Zone 6, currently invoiced at $445.65 per drop, will increase to $470.00 per drop and Zone 7, currently invoiced at $611.44 per drop, will increase to $646.00 per drop. This pricing will be in effect for the first year of the Agreement, however, AT&T increases that may occur in years two and three of this Agreement will be passed through to the Client.

4.0  NETWORK:
Client-requested new Network design and implementation will be invoiced to the Client.
________________________________________________________________________________

Signature Provision

PAN AMERICAN BANK, F.S.B.           FISERV FRESNO, INC.


/s/ LAWRENCE J. GRILL               /s/ [SIGNATURE ILLEGIBLE]
--------------------------------    --------------------------
Signature                           Signature

President                           Vice President
--------------------------------    --------------------------
Title                               Title

/s/ [SIGNATURE ILLEGIBLE]           7-12-96
--------------------------------    --------------------------
Signature                           Date

Vice President--Operations
--------------------------------
Title

7-9-96
--------------------------------
Date

                                 ATTACHMENT 2

                                  SCHEDULE A

                          REVISED AS OF JUNE 21, 1996

                                            Est. Mthly                       Est. Mthly
                                              Volume             Price          Fee

DEPOSIT PER ACCOUNT CHARGE (CORE SERVICE)
Open Accounts      (     1 - 20,000)          11,780   @        0.70570       8,313.15
Open Accounts      (20,001 - 30,000)                   @        0.63513
Open Accounts      (30,001 - 40,000)                   @        0.59985
Open Accounts      (40,001 - 50,000)                   @        0.56456

LOAN PER ACCOUNT CHARGE
Open Accounts      (     1 - 25,000)               8   @        2.86218          22.90
Open Accounts      (25,001 - 45,000)                   @        2.57596
Open Accounts      (45,001 and Over)                   @        2.43285

PER ACCOUNT CHARGES INCLUDE THE FOLLOWING EXISTING SERVICES:

DEPOSIT SYSTEMS
Deposit Accounts
Closed Deposit Accounts
Deposit Dummy Accounts
Deposit Online History
Commercial Checking Service Charge
Accounts Analyzed and/or Reconciled
Expanded Retirement Accounts (IRA/KEOGH)
Advanced Safe Deposit Accounting

TRANSACTION PROCESSING
Transaction Processing
Check Printing Charge

UNIVERSAL LOAN SYSTEMS
Collection Accounts
Mortgage/Consumer Loan Accounts
Savings Account Loans
A.M.L. Accounts
Impound Accounts
Participation Packages
Closed Loan Accounts
Loan/Collection Dummy Accounts
Loan Online History
Loan Coupon Service Charges

                                 ATTACHMENT 2

                                  SCHEDULE A

                          REVISED AS OF JUNE 21, 1996


GENERAL LEDGER SYSTEM
Loan and Deposit Accounts

                                 ATTACHMENT 2

                                  SCHEDULE A

                          REVISED AS OF JUNE 21, 1996


AD HOC REPORT WRITER
User Maintenance Fees (1 user)
Ad Hoc Reports (1 - 5)

AUTOMATED TELLER MACHINES:
MONTHLY ATM FEES
Back-end Processing Fee
Gateways (2)

ATM TRANSACTIONS (1)
Inbound ATM Transactions (1 - 1,500)

ADDITIONAL SERVICES:
DISASTER RECOVERY
Disaster Recovery and Third Party Review

DISTRIBUTED PROCESSING SERVICES
File Transfers (1 - 3)

MULTIPLE REPORT RUNS
Reports Generated (1 - 4)

FORMS CHARGES (2)
NOW Statement Forms
Service Charge Debit Memos
Combined Statement Forms
Dividend/Interest Checks
Bill & Receipts
Late Notice Forms
Adjustable Loan Notification Forms

MICROFICHE CHARGES
Original Fiche
Copies

DELIVERY CHARGES (3)

NOTE:  (1)  ATM transaction fee will be billed at $0.1326 for transactions over 1,500.
       (2) Customized forms, year-end forms and mailing cost are not included in the per account charges.
       (3) Only for weekly loan coupon tape delivered to vendor. Client-requested services will be charged at cost plus 20%.

                                 ATTACHMENT 2

                                  SCHEDULE A

                          REVISED AS OF JUNE 21, 1996



                                           Est. Mthly                 Est. Mthly
                                             Volume           Price       Fee

SERVICES NOT INCLUDED IN BASE CHARGE:

TELECOMMUNICATION:
TERMINAL CONNECT FEE *
Non-Bisync Input/Output Devices                50      @       10.10     505.00

   Total Terminal Connect Fees                                           505.00

NON-BISYNC LINES
Drop in Zone 1                                  1      @      191.00     191.00
Drops in Zone 6                                 5      @      470.00   2,350.00
Drop in Zone 7                                  1      @      646.00     646.00

   Total Zone Charges                                                  3,187.00

TERMINAL CONTROLLER SUPPORT *
Terminal Controllers                            6      @       35.00     210.00

TELECOM EQUIPMENT LEASE/MAINTENANCE
Codex Equip, Panorama City - T# 166308                                   171.65

TOTAL ESTIMATED TELECOMMUNICATION FEES                                 4,073.65

       ----------------------------------------------------------------
         TOTAL ESTIMATED SERVICES                           $12,409.70
       ----------------------------------------------------------------

OTHER ADDITIONAL SERVICES:

AD HOC REPORT WRITER
User Maintenance Fees (Over 1)                         @      136.00
Ad Hoc Reports (Over 5)                                @       40.00

JOB REQUEST HANDLING FEE
Per Job Request                                        @       75.00

PROFESSIONAL SERVICES BID
Per Hour                                               @      100.00

* NOTE:   Fee Discounted.